UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21724

Nicholas-Applegate International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)                    (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2009

Date of reporting period: February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Nicholas-Applegate International & Premium Strategy Fund

A n n u a l R e p o r t F e b r u a r y 2 8 , 2 0 0 9

Contents

Letter to Shareholders	1

Fund Insights	2

Performance & Statistics	3

Schedule of Investments	4-10

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Notes to Financial Statements	14-19

Financial Highlights	20

Report of Independent Registered Public Accounting Firm	21

Tax Information	22

Matters Relating to the Trustees’ Consideration of the Change in Portfolio Management Arrangement and the Approval of the Portfolio Management Agreement	23-24

Shareholder Meetings Results and Portfolio Management Change	25

Privacy Policy/Proxy Voting Policies & Procedures	26

Dividend Reinvestment Plan	27

Board of Trustees	28-29

Fund Officers	30

Nicholas-Applegate International & Premium Strategy Fund Letter to Shareholders

April 15, 2009

Dear Shareholder:

Please find enclosed the annual report for the Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) for the fiscal year ended February 28, 2009.

International stocks declined sharply during the fiscal period as bank and credit market instability triggered an unprecedented constriction of credit and financial deleveraging throughout the global economy. Equities lost value broadly as leveraged investors were forced to sell shares into a market with few ready buyers. In this environment, the MSCI/Barra Europe Australasia and Far East Net Index (the “Index”) returned (50.22%) in U.S. dollar terms for the twelve-month period ended February 28, 2009. The Index serves as a common benchmark of performance for stocks in developed countries outside the U.S. The Standard & Poor’s 500 Index, a widely followed measure of U.S. stocks, returned (43.32%) during the Fund’s fiscal year.

Effective November 25, 2008, Nicholas-Applegate Capital Management LLC assumed responsibility for the Fund’s option writing strategy. In connection with this change, the option writing strategy was revised to focus primarily on writing call options on individual securities held in the Fund’s international equity portfolio, rather than focusing on equity index options.

Please review the following pages for specific information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Nicholas-Applegate Capital Management LLC the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  1

Nicholas-Applegate International & Premium Strategy Fund Fund Insights
February 28, 2009 (unaudited)

•	For the fiscal 12-month period ended February 28, 2009 Nicholas Applegate International & Premium Strategy Fund (the “Fund”) returned (41.95)% on net asset value (“NAV”) and (48.14)% on market price.

•	Global markets declined sharply during the fiscal year, with stocks in all sectors decreasing significantly; not surprisingly, financials stocks were hit the hardest, followed closely by materials.

•	The global financial turmoil caused investors to seek a safe haven in the U.S. dollar, driving the currency higher; gains for the greenback equate to losses for U.S.-based investors in foreign stocks.

•

Selection caused relative performance to lag in industrials and utilities; in industrials, Cookson Group was the most significant detractor from Fund performance — this firm works with metals to produce industrial equipment, and was weak due to broad economic concerns; in utilities, the Fund did not hold some of the better-performing stocks in the index.

•

An underweight position in financials stocks contributed positively to relative results, as did avoidance of many MSCI EAFE Index positions that experienced significant declines; the Fund also benefited from its position in Resona Holdings, a Japanese banking firm that delivered solid earnings results.

•

An overweight position in telecom services also contributed positively to performance, and positions in Nippon, Telefonica and France Telecom added value on a relative basis — France Telecom benefited from growth in the French mobile phone market, as well as the firm’s decision to abandon efforts at acquiring Swedish telecom firm TeliaSonera; Nippon Telegraph & Telephone benefited from its cost control efforts, as well as from increasing growth in the firm’s internet business; Telefonica SA benefited from the broad strength in telecom stocks.

2  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund Performance & Statistics
February 28, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 year	(48.14)%	(41.95)%

3 year	(14.16)%	(13.06)%

Commencement of Operations (4/29/05) to 2/28/09	(10.20)%	(5.74)%

Market Price/NAV Performance:

Commencement of Operations (4/29/05) to 2/28/09
■ Market Price
■ NAV

Market Price/NAV:

Market Price	$9.48

NAV	$11.23

Discount to NAV	(15.58)%

Market Price Yield(2)	19.41%

Allocation of Investments by Country (as a % of total investments before options written)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized most recent quarterly (December 2008) distribution per share to shareholders by the market price per common share at February 28, 2009.

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  3

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2009

Shares		Value

COMMON STOCK—88.2%

	Australia—6.2%

	Banking—1.2%

69,164	Commonwealth Bank of Australia	$1,302,966

	Building/Construction—0.4%

189,217	Downer EDI Ltd.	441,137

	Healthcare & Hospitals—2.6%

123,948	CSL Ltd.	2,863,781

	Metals & Mining—1.5%

55,687	BHP Billiton Ltd.	1,001,791

18,601	Newcrest Mining Ltd.	365,415

9,801	Rio Tinto Ltd.	288,106

		1,655,312

	Retail—0.5%

33,495	Woolworths Ltd.	556,054

	Belgium—1.0%

	Chemicals—0.7%

25,259	Tessenderlo Chemie NV	742,151

	Transportation—0.3%

27,391	Euronav NV	343,509

	Bermuda—0.8%

	Holding Companies—0.2%

734,000	First Pacific Co.	274,603

	Oil & Gas—0.3%

38,500	Seadrill Ltd.	291,662

	Real Estate—0.3%

159,500	Kerry Properties Ltd.	297,497

	Cayman Island—0.2%

	Telecommunications—0.2%

782,000	Hutchison Telecommunications International Ltd. (b)	181,025

	Denmark—1.8%

	Building/Construction—0.2%

9,950	FLSmidth & Co. A/S	232,767

	Energy—0.2%

4,800	Vestas Wind Systems A/S (b)	209,393

	Pharmaceuticals—1.4%

31,800	Novo Nordisk AS, Class B	1,551,289

	Finland—1.7%

	Automotive—0.2%

13,200	Nokian Renkaat Oyj	155,765

	Telecommunications—1.5%

178,126	Nokia Oyj	1,672,134

4  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2009

Shares		Value

	France—6.1%

	Automotive—0.2%

14,943	Peugeot S.A.	$254,738

	Banking—0.8%

27,495	BNP Paribas	892,046

	Machinery—0.8%

19,616	Alstom S.A.	922,125

	Oil & Gas—1.6%

36,497	Total S.A. (a)	1,717,795

	Telecommunications—2.4%

118,394	France Telecom S.A. (a)	2,650,634

	Utilities—0.3%

9,219	Electricite de France	357,921

	Germany—6.3%

	Automotive—0.8%

15,008	Bayerische Motoren Werke AG	371,622

21,187	DaimlerChrysler AG	477,110

		848,732

	Chemicals—2.1%

17,065	BAYER AG	818,738

34,176	K&S AG	1,521,059

		2,339,797

	Financial Services—0.6%

15,459	Deutsche Boerse AG	704,179

	Manufacturing—0.7%

14,115	Siemens AG	709,567

	Metals & Mining—0.3%

17,522	ThyssenKrupp AG	308,434

	Utilities—1.8%

38,991	E.ON AG	998,599

16,213	RWE AG	1,020,213

		2,018,812

	Greece—0.3%

	Banking—0.3%

29,019	National Bank of Greece S.A.	355,382

	Hong Kong—1.4%

	Airlines—0.4%

425,000	Cathay Pacific Airways Ltd.	440,749

	Real Estate—1.0%

204,000	Hang Lung Group Ltd.	542,739

592,000	New World Development Ltd.	528,408

		1,071,147

	Ireland—0.0%

	Financial Services—0.0%

48,618	Irish Life & Permanent PLC	46,183

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  5

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2009

Shares		Value

	Italy—2.6%

	Aerospace—0.2%

21,291	Finmeccanica SpA	$271,811

	Energy—1.2%

271,908	Enel SpA	1,353,892

	Utilities—1.2%

66,956	Eni SpA	1,338,840

	Japan—18.0%

	Automotive—2.1%

301,000	Hino Motors Ltd.	551,151

29,200	Tokai Rika Co., Ltd.	231,545

48,300	Toyota Motor Corp.	1,543,078

		2,325,774

	Banking—1.3%

81,900	Resona Holdings, Inc.	1,400,671

	Building/Construction—1.0%

29,500	Daikin Industries Ltd.	640,567

73,000	Kinden Corp.	512,196

		1,152,763

	Consumer Products—2.3%

50,200	Heiwa Corp.	496,661

1,300	Nintendo Co., Ltd.	370,200

36,200	Sankyo Co., Ltd.	1,620,484

		2,487,345

	Diversified Manufacturing—0.2%

23,000	Nikon Corp.	215,069

	Electronics—0.3%

27,500	Mitsumi Electric Co., Ltd.	337,982

	Financial Services—0.6%

46,500	Promise Co., Ltd.	619,506

	Food & Beverage—0.3%

34,000	Kirin Brewery Co., Ltd.	327,334

	Machinery—0.6%

36,500	Shima Seiki Manufacturing Ltd.	657,125

	Pharmaceuticals—0.6%

11,200	Astellas Pharma, Inc.	370,705

19,700	Daiichi Sankyo Co., Ltd.	315,690

		686,395

	Retail—0.2%

88,500	Daiei, Inc. (b)	274,636

	Telecommunications—3.0%

140	KDDI Corp.	731,541

48,700	Nippon Telegraph & Telephone Corp.	2,077,065

282	NTT DoCoMo, Inc.	438,182

		3,246,788

6  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2009

Shares		Value

	Japan—(continued)

	Tobacco—0.2%

81	Japan Tobacco, Inc.	$192,712

	Transportation—3.3%

8,600	East Japan Railway Co.	513,718

133,000	Kawasaki Kisen Kaisha Ltd.	417,052

147,000	Mitsui OSK Lines Ltd.	743,192

450,000	Nippon Yusen KK	1,851,579

		3,525,541

	Wholesale—2.0%

545,900	Sojitz Corp.	611,909

184,300	Sumitomo Corp. (a)	1,534,866

		2,146,775

	Jersey, Channel Islands—0.8%

	Manufacturing—0.5%

84,128	Charter International PLC	502,431

	Multi-Media—0.3%

62,150	WPP PLC	321,032

	Norway—2.0%

	Banking—0.8%

247,600	DnB NOR ASA	887,815

	Chemicals—1.2%

63,200	Yara International ASA	1,333,162

	Singapore—0.6%

	Airlines—0.6%

99,000	Singapore Airlines Ltd.	645,750

	Spain—6.8%

	Banking—1.4%

260,361	Banco Santander Central Hispano S.A.	1,593,402

	Building/Construction—0.3%

9,343	ACS Actividades Construcciones y Servicios S.A.	369,639

	Insurance—0.4%

226,669	Mapfre S.A.	461,638

	Telecommunications—3.7%

218,195	Telefonica S.A. (a)	4,022,966

	Utilities—1.0%

162,409	Iberdrola S.A.	1,058,073

	Sweden—2.1%

	Banking—0.4%

95,400	Nordea Bank AB	476,234

	Consumer Products—0.5%

20,850	Oriflame Cosmetics S.A.	498,213

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  7

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2009

Shares		Value

	Sweden—(continued)

	Telecommunications—0.6%

76,220	Telefonaktiebolaget LM Ericsson, Ser. B	$618,112

	Tobacco—0.6%

50,600	Swedish Match AB	662,178

	Switzerland—6.2%

	Building/Construction—1.1%

101,818	ABB Ltd. (b)	1,234,187

	Chemicals—0.8%

3,892	Syngenta AG	835,486

	Food & Beverage—0.5%

16,827	Nestle S.A.	552,372

	Insurance—2.2%

16,732	Zurich Financial Services AG	2,379,407

	Pharmaceuticals—1.3%

12,695	Roche Holdings AG	1,447,105

	Retail—0.3%

3,280	Swatch Group AG	366,371

	United Kingdom—23.3%

	Aerospace—0.3%

56,269	BAE Systems PLC	295,773

	Banking—0.9%

98,123	Barclays PLC	128,163

133,443	Royal Bank of Scotland Group PLC (a)	43,269

88,325	Standard Chartered PLC	828,766

		1,000,198

	Consumer Products—0.3%

67,923	Aggreko PLC	343,272

	Financial Services—0.1%

53,500	ICAP PLC	177,330

	Food & Beverage—5.3%

130,071	Diageo PLC	1,493,336

135,323	Unilever PLC	2,602,715

462,495	WM Morrison Supermarkets PLC (a)	1,691,424

		5,787,475

	Healthcare & Hospitals—0.8%

129,606	SSL International PLC	888,187

	Insurance—0.9%

760,522	Old Mutual PLC	444,973

227,246	Standard Life PLC	560,628

		1,005,601

	Manufacturing—0.3%

170,621	Cookson Group PLC	31,414

22,313	Smiths Group PLC	262,611

		294,025

8  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2009

Shares		Value

	United Kingdom—(continued)

	Metals & Mining—1.9%

32,097	Anglo American PLC	$450,776

67,080	BHP Billiton PLC	1,040,870

22,080	Rio Tinto PLC	561,177

		2,052,823

	Oil & Gas—5.2%

302,677	BP PLC	1,919,875

	Royal Dutch Shell PLC (a),

76,148	Class A	1,664,481

104,798	Class B	2,190,196

		5,774,552

	Pharmaceuticals—2.3%

68,139	AstraZeneca PLC	2,151,371

25,592	GlaxoSmithKline PLC	386,456

		2,537,827

	Telecommunications—2.5%

1,536,950	Vodafone Group PLC (a)	2,711,393

	Tobacco—2.0%

59,293	British American Tobacco PLC	1,508,937

27,934	Imperial Tobacco Group PLC	665,875

		2,174,812

	Transportation—0.5%

331,510	Stagecoach Group PLC	542,860

	Total Common Stock (cost—$224,073,132)	96,821,946

EXCHANGE-TRADED FUND—0.9%

	United States—0.9%

28,200	iShares MSCI EAFE Index Fund (cost—$1,558,098)	977,976

RIGHTS (b)—0.0%

	United Kingdom—0.0%

	Manufacturing—0.0%

2,047,452	Cookson Group PLC (cost—$2,145,926)	81,713

	Total Investments before call options written

	(cost—$227,777,156)—89.1%	97,881,635

CALL OPTIONS WRITTEN (b)—(0.5)%

Contracts

	Bayerische Motoren Werke AG (OTC),

12,000	strike price €23, expires 3/20/09	(6,506)

	DAX Index (OTC),

1,348	strike price €4,412, expires 3/20/09	(22,940)

	Dow Jones Euro Stoxx 50 Price Index (OTC),

10,913	strike price €2,214, expires 3/20/09	(183,424)

	FTSE 100 Index (OTC),

4,532	strike price £4,195, expires 3/20/09	(173,030)

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  9

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2009

Contracts		Value

	Nikkei Index (OTC),

233,794	strike price ¥8,358, expires 3/13/09	$(61,712)

	OMX Stolkholm 30 Index (OTC),

58,291	strike price SEK 697, expires 3/20/09	(49,317)

	S&P 200 ASX Index (OTC),

2,840	strike price AUD 3,625, expires 3/19/09	(25,645)

	Seadrill Ltd. (OTC),

30,600	strike price NOK 70, expires 3/20/09	(780)

	Swiss Market Index (OTC),

1,539	strike price CHF 5,112, expires 3/20/09	(27,003)

	Telefonaktiebolaget LM Ericsson (OTC),

31,800	strike price SEK 75, expires 3/20/09	(8,997)

	ThyssenKrupp AG (OTC),

14,000	strike price €19, expires 3/20/09	(985)

	WPP PLC (OTC),

49,725	strike price £4, expires 3/20/09	(1,474)

	Total Call Options Written (premiums received—$1,222,116)	(561,813)

	Total Investments net of call options written (cost—$226,555,040)(c)—88.6%	97,319,822

	Other assets less other liabilities—11.4%	12,503,419

	Net Assets—100%	$109,823,241

Notes to Schedule of Investments:

(a)	All or partial amount segregated as collateral for call options written.

(b)	Non-income producing.

(c)

Securities with an aggregate value of $96,319,515, representing 87.70% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

Glossary:
€— Euro
£ — Great British Pound
¥ — Japanese Yen
AUD — Australian Dollar
CHF — Swiss Franc
NOK — Norwegian Krone
OTC — Over-the-Counter
SEK — Swedish Krona

10	Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund Statement of Assets and Liabilities
February 28, 2009

Assets:

Investments, at value (cost—$227,777,156)	$97,881,635

Cash	12,291,883

Dividends and interest receivable	357,366

Tax reclaims receivable	138,706

Prepaid expenses	2,063

Total Assets	110,671,653

Liabilities:

Call options written, at value (premiums received—$1,222,116)	561,813

Investment management fee payable	90,653

Accrued expenses	195,946

Total Liabilities	848,412

Net Assets	$109,823,241

Composition of Net Assets:

Common Stock:

Par value ($0.00001 per share, applicable to 9,775,784 shares issued and outstanding)	$98

Paid-in-capital in excess of par	233,526,351

Undistributed net investment income	28,461

Accumulated net realized gain	5,520,346

Net unrealized depreciation of investments, call options written and foreign currency transactions	(129,252,015)

Net Assets	$109,823,241

Net Asset Value Per Share	$11.23

See accompanying Notes to Financial Statements | 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report	11

Nicholas-Applegate International & Premium Strategy Fund Statement of Operations
For the year ended February 28, 2009

Investment Income:

Dividends (net of foreign withholding taxes of $580,511)	$6,716,146

Interest	154,448

Total Investment Income	6,870,594

Expenses:

Investment management fees	1,711,256

Custodian and accounting agent fees	159,659

Shareholder communications	123,362

Legal fees	112,677

Audit and tax services	61,685

Transfer agent fees	29,914

Trustees’ fees and expenses	24,315

New York Stock Exchange listing fees	21,250

Insurance expense	4,167

Miscellaneous	4,840

Total expenses	2,253,125

Less: custody credits earned on cash balances	(3,471)

Net expenses	2,249,654

Net Investment Income	4,620,940

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on:

Investments	19,063,547

Call options written	14,397,530

Foreign currency transactions	(121,861)

Net change in unrealized appreciation/depreciation of:

Investments	(119,773,948)

Call options written	(696,195)

Foreign currency transactions	(33,554)

Net realized and change in unrealized loss on investments, call options written and foreign currency transactions	(87,164,481)

Net Decrease in Net Assets Resulting from Investment Operations	$(82,543,541)

12	Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund Statement of Changes in Net Assets

	Year ended February 28, 2009	Year ended February 29, 2008

Investment Operations:

Net investment income	$4,620,940	$4,824,962

Net realized gain on investments, call options written and foreign currency transactions	33,339,216	17,276,927

Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	(120,503,697)	(31,765,545)

Net decrease in net assets resulting from investment operations	(82,543,541)	(9,663,656)

Dividends and Distributions to Shareholders from:

Net investment income	(4,465,285)	(4,737,044)

Net realized gains	(15,795,027)	(51,701,264)

Return of capital	—	(96,861)

Total dividends and distributions to shareholders	(20,260,312)	(56,535,169)

Capital Share Transactions:

Net increase from reinvestment of dividends and distributions	—	895,522

Total decrease in net assets	(102,803,853)	(65,303,303)

Net Assets:

Beginning of year	212,627,094	277,930,397

End of year (including undistributed (dividends in excess of) net investment income of $28,461 and $(11,832), respectively)	$109,823,241	$212,627,094

Shares Issued in Reinvestment of Dividends and Distributions	—	31,192

See accompanying Notes to Financial Statements | 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report	13

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2009

1. Organization and Significant Accounting Policies

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012 to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”), is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund currently also employs a strategy of writing (selling) call options primarily on individual securities held in the Fund’s international equity portfolio in an attempt to generate current gains from option premiums.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at February 28, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s NAV is normally

14  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2009

1. Organization and Significant Accounting Policies (continued)
determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements of the Fund. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement
Effective March 1, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended February 28, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at February 28, 2009 in valuing the Fund’s investments and other financial instruments carried at value:

	Investments in Securities and other financial instruments

Valuation Inputs	Assets	Liabilities

Level 1 — Quoted Prices	$1,562,120	$—
Level 2 — Other Significant Observable Inputs	96,319,515	561,813
Level 3 — Significant Unobservable Inputs	—	—

Total	$97,881,635	$561,813

(c) Disclosures about Credit Derivatives
The Fund has adopted FASB Staff Position No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“FSP”), which requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for years ending after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Fund’s financial statements.

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Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2009

1. Organization and Significant Accounting Policies (continued)

(d) Recent Accounting Pronouncements
On April 30, 2007, the FASB issued FASB Staff Position No. FIN 39-1 (FSP FIN 39-1), which amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (FIN 39). FSP FIN 39-1 impacts entities that enter into master netting arrangements as part of their derivative transactions by allowing net derivative positions to be offset in the financial statements against the fair value of amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral under those arrangements. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007. The Fund adopted FSP FIN 39-1, and has elected to not to offset the fair value of derivatives against fair value of collateral.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

(e) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(f) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(g) Dividends and Distributions
The Fund declares dividends and distributions from net investment income and gains from written option premiums and the sale of portfolio securities quarterly. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividend and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(h) Foreign Currency Translation
The Fund accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation (depreciation) of investments, call options written and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(i) Option Transactions
The Fund employs a strategy of writing (selling) call options primarily on individual securities held in the Fund’s international equity portfolio in an attempt to generate current gains from option premiums. When a call option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration

16  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2009

1. Organization and Significant Accounting Policies (continued)

date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. These liabilities are reflected as call options written in the Statement of Assets and Liabilities.

The Fund, as writer of a call option, may have no control over whether the underlying securities may be sold (called). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written call option.

The Fund may also purchase put options on equity indexes. The risk associated with purchasing a put option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty be unable or unwilling to perform under the contract. Purchased put options are accounted for in the same manner as portfolio securities. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

(j) Repurchase Agreements
The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(k) Custody Credits on Cash Balances
The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

(l) Concentration of Risk
The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

2. Investment Manager/ Sub-Adviser
The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis at an annual rate of 1.00% of the Fund’s average daily total managed assets.

The Investment Manager has retained its affiliate, Nicholas-Applegate Capital Management LLC (“NACM” or the “Sub-Adviser”), to manage the Fund’s investments. Effective November 25, 2008, the Fund’s Sub-Adviser responsible for its option strategy changed from Oppenheimer Capital LLC (“OCC”) to NACM. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all of the Fund’s investment decisions. Pursuant to the amended and restated Portfolio Management Agreement with NACM, the Investment Manager and not the Fund, pays the Sub-Adviser an annual fee payable on a monthly basis. Investment management fees were not impacted by this change although the Sub-Advisory fees payable by the Investment Manager to NACM increase by the amount of the Sub-Advisory fee previously payable to OCC.

|2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  17

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2009

3. Investments in Securities
For the fiscal year ended February 28, 2009, purchases and sales of investments, other than short-term securities were $246,720,954 and $239,339,317, respectively.

Transactions in options written for the fiscal year ended at February 28, 2009 were:

	Contracts	Premiums

Options outstanding, February 29, 2008	196,423	$2,205,568
Options written	2,822,995	15,614,017
Options terminated in closing transactions	(438,492)	(1,459,020)
Options expired	(2,129,544)	(15,138,449)

Options outstanding, February 28, 2009	451,382	$1,222,116

4. Income Tax Information
The tax character of dividends paid was:

	Year ended	Year ended
	February 28, 2009	February 29, 2008

Ordinary Income	$15,477,209	$31,650,753
Long-Term Capital Gains	4,783,103	24,787,555
Return of Capital	—	96,861

At February 28, 2009, the tax character of distributable earnings of $6,141,777 was comprised entirely of ordinary income.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized long-term capital losses of $270,625 and foreign currency losses of $37,262 arising after October 31, 2008. Such losses are treated as arising on March 1, 2009.

For the fiscal year ended February 28, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions. These adjustments were to decrease paid-in-capital in excess of par by $6,499, decrease undistributed net investment income by $115,362 and increase accumulated net realized gains by $121,861.

The cost basis of portfolio securities for federal income tax purposes is $228,062,239. Aggregate gross and net unrealized depreciation for securities in which there is an excess of tax cost over value is $130,180,604. The difference between book and tax cost basis is primarily attributable to wash sales.

5. Subsequent Dividend Declarations
On March 13, 2009, a dividend of $0.46 per share was declared to shareholders payable March 27, 2009 to shareholders of record on March 23, 2009.

6. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser,

18  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2009

6. Legal Proceedings (continued)
or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

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Nicholas-Applegate International & Premium Strategy Fund	Financial Highlights

				For the period April 29, 2005* through February 28, 2006
	Year ended

	February 28, 2009	February 29, 2008	February 28, 2007

Net asset value, beginning of period	$21.75	$28.52	$27.35	$23.88	**

Investment Operations:

Net investment income	0.48	0.49	0.33	0.16

Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	(8.93)	(1.48)	4.77	4.81

Total from investment operations	(8.45)	(0.99)	5.10	4.97

Dividends and Distributions to Shareholders from:

Net investment income	(0.46)	(0.48)	(1.11)	(0.12)

Net realized gains	(1.61)	(5.29)	(2.82)	(1.33)

Return of capital	—	(0.01)	—	—

Total dividends and distributions to shareholders	(2.07)	(5.78)	(3.93)	(1.45)

Capital Share Transactions:

Offering costs charged to paid-in capital in excess of par	—	—	—	(0.05)

Net asset value, end of period	$11.23	$21.75	$28.52	$27.35

Market price, end of period	$9.48	$20.81	$30.45	$24.64

Total Investment Return (1)	(48.14)%	(14.25)%	42.23%	4.66%

RATIOS/SUPPLEMENTAL DATA:

Net assets end of period (000)	$109,823	$212,627	$277,930	$262,668

Ratio of expenses to average net assets (2)	1.32%	1.25%	1.22%	1.19	%(3)

Ratio of net investment income to average net assets	2.70%	1.78%	1.12%	0.79	%(3)

Portfolio turnover	152%	179%	203%	192%

*	Commencement of operations.

**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).

(3)	Annualized.

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Nicholas-Applegate International & Premium Strategy Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nicholas Applegate International & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas Applegate International & Premium Strategy Fund (the “Fund”) at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2009

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  21

Nicholas-Applegate International & Premium Strategy Fund	Tax Information
(unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended February 28, 2009 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended February 28, 2009 were as follows:

Dividends from ordinary income	$1.10429
Distributions from net long-term capital gains	$0.96821

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 40.18%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the period ended February 28, 2009 which qualified for the Dividends Received Deduction available to corporate shareholders was 0.10%.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended February 28, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Foreign Tax Credit:

The Fund has elected to pass-through the credit for the taxed paid to foreign countries. The gross foreign income dividend and foreign tax per share paid during the fiscal year ended February 28, 2009 is $0.74506 and $0.04174, respectively.

Shareholders are advised to consult their tax advisor to determine how this information may apply to their particular tax situation.

22  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund
Matters Relating to the Trustees’ Consideration of the Change in Portfolio
Management Arrangements and the Approval of the Fund’s Amended &
Restated Portfolio Management Agreement

The 1940 Act requires that both the full Board of Trustees and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Portfolio Management Agreement between the Investment Manager and the Sub-Adviser. The Board met in person on September 15, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Fund’s Amended & Restated Portfolio Management Agreement between AGIFM and NACM. The Independent Trustees were assisted in their evaluation of the Portfolio Management Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting. In connection with their deliberations regarding the approval of the Portfolio Management Agreement, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Portfolio Management Agreement should be approved for an initial two-year term, subject to shareholder approval.

The Board’s decision to restructure the Fund’s sub-advisory arrangements and designate NACM as the Fund’s sole sub-adviser to manage the Fund’s entire portfolio (including implementation of the Fund’s revised option strategy, which focuses primarily on writing call options on individual securities held in the Fund’s international equity portfolio (the “Revised Option Strategy”)) pursuant to the Portfolio Management Agreement followed numerous previous discussions about the Fund and its two prior sub-advisers, NACM and Oppenheimer Capital LLC (formerly PEA Capital LLC) (“OpCap”). At the contract review meeting, the Board conducted further discussions with management regarding the possibility of reassigning responsibility for the implementation of the Fund’s option strategy from OpCap to NACM and allowing NACM to implement the Revised Option Strategy going forward. In evaluating this proposal, the Board considered that NACM sub-advises other funds that are overseen by the Board and managed by AGIFM (the “Other NACM Closed-End Funds”), including a fund that utilizes a strategy substantially similar to the Revised Option Strategy, and that the Board had regularly reviewed the services provided by NACM to those funds. At previous Board meetings, including a meeting on June 10, 2008 and June 11, 2008, AGIFM and NACM provided the Board with materials regarding services provided by NACM and the performance of the Other NACM Closed-End Funds, as well as information about other similar funds and accounts managed by NACM. The Board took into account NACM’s strong reputation. The Board also considered differences in the investment management approach of NACM as compared to OpCap and the changes to the Fund’s index option strategy that would result from the Revised Option Strategy. The Board placed considerable emphasis on NACM’s performance record in sub-advising the Other NACM Closed-End Funds.

In connection with the approval of the Portfolio Management Agreement, the Board relied upon materials previously provided by AGIFM and NACM which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information on the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of NACM, (iv) an estimate of the profitability to NACM from its relationship with the Fund under the Portfolio Management Agreement, (v) descriptions of various functions performed and to be performed by NACM for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of NACM, including information regarding portfolio managers and other personnel providing and to provide investment management services to the Fund.

During the contract review meeting and the Board’s annual review of sub-advisory arrangements for the Fund and the Other NACM Closed-End Funds, the Board examined NACM’s abilities to provide high quality investment management and other services to the Fund. The Board considered NACM’s investment philosophy and research and decision-making processes; the experience of key advisory personnel at NACM who would be responsible for portfolio management of the Fund in the future; the ability of NACM to attract and retain capable personnel; the capability and integrity of the senior management and staff at NACM; and the level of skill required to manage the Fund. In addition, the Board reviewed the quality of NACM’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; and conditions that might affect NACM’s ability to provide high quality services to the Fund in the future under the Portfolio Management Agreement, including NACM’s business reputation, financial condition and operational stability. Based on the foregoing, the Board concluded that NACM’s investment process, research capabilities and philosophy were well suited to the Fund given the proposed change to its options strategy, and that NACM would be able to meet any reasonably foreseeable obligations under the Portfolio Management Agreement.

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Nicholas-Applegate International & Premium Strategy Fund
Matters Relating to the Trustees’ Consideration of the Change in Portfolio
Management Arrangements and the Approval of the Fund’s Amended &
Restated Portfolio Management Agreement (continued)

In reviewing the information provided by Lipper on the investment performance of the Fund and of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper, the Board noted that the Fund’s performance ranked in the fifth quintile and thus underperformed the median for its peer group for the one-year period ended March 31, 2008. The Board considered that the Fund did not have three years of investment performance for the period ended March 31, 2008 to compare to its peer group’s returns.

In assessing the reasonableness of the fee to be paid to NACM under the Portfolio Management Agreement, the Board noted that the fee to be paid by AGIFM to NACM under the Portfolio Management Agreement would be identical to the aggregate fee currently paid by AGIFM to NACM and to OpCap under the Current Portfolio Management Agreement with respect to the Fund, and that the management fee paid by the Fund to AGIFM would remain unchanged. The Board noted that the fee to be paid to NACM under the Portfolio Management Agreement is comparable to the fees paid to NACM to sub-advise Other NACM Closed-End Funds (excluding any applicable fee waivers). The Board also noted that the management fees for the Fund were generally higher than the fees paid by similar open-end funds advised by AGIFM and NACM, but was advised that there are additional portfolio management challenges in managing closed-end funds such as the Fund, such as meeting a regular dividend. AGIFM and NACM do not manage separate accounts with a similar investment strategy to the Fund; therefore, the Board could not compare the fees charged by AGIFM or NACM to comparable separate accounts.

Based on the profitability analysis provided by AGIFM, the Board also considered the estimate of the profitability of AGIFM and NACM from their relationships with the Fund and determined that such profitability was not excessive in light of the nature, scope and quality of services provided to the Fund.

The Board took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Portfolio Management Agreement.

Additionally, the Board considered so-called “fall-out benefits” to NACM, such as reputational value derived from serving as sub-adviser to the Fund.

After reviewing these and other related factors, the Board concluded, within the context of their overall conclusions regarding the Portfolio Management Agreement, that the fee payable under the Portfolio Management Agreement represents reasonable compensation in light of the nature and quality of the services to be provided by NACM on behalf of the Fund and that the approval of the Portfolio Management Agreement would be consistent with the interests of the Fund and its shareholders. The Board’s conclusions as to the approval of the Portfolio Management Agreement were based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Board’s deliberations are described above, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Based on its evaluation, the Board, including a majority of the Independent Trustees, unanimously voted to approve the Portfolio Management Agreement and to submit the Portfolio Management Agreement for shareholder approval.

24  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund	Shareholder
Meetings
Results and
Portfolio
Management
Change (unaudited)

The Fund held its annual meeting of shareholders on July 23, 2008. Shareholders voted to re-elect Robert E. Connor and John C. Maney and to elect Diana L. Taylor as Trustees, as indicated below:

	Affirmative	Withheld Authority

Re-election of Robert E. Connor Class III – to serve until 2011	8,029,620	122,256
Re-election of John C. Maney Class III – to serve until 2011	8,037,732	114,144
Election of Diana L. Taylor Class II – to serve until 2010	8,037,163	144,713

Messrs. Paul Belica, Hans W. Kertess, William B. Ogden, IV, and R. Peter Sullivan III continue to serve as Trustees of the Fund.

At a special meeting of shareholders held on November 12, 2008, shareholders approved the change of the Fund’s Sub-Adviser responsible for the option strategy from Oppenheimer Capital LLC to Nicholas-Applegate Capital Management LLC, as indicated below:

Affirmative	Against	Withheld Authority

4,471,343	124,566	159,400

Mr. Micheal Yee is responsible for the day-to-day portfolio management of the option strategy of the portfolio. Mr. Yee is a Senior Vice President and Portfolio Manager at NACM. He joined NACM in 1995 and has been a portfolio manager since 1998.

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  25

Nicholas-Applegate International & Premium Strategy Fund
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard your non-public personal information. In addition to this policy, the Fund have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund
Dividend Reinvestment Plan (unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by PNC Global Investment Servicing, as agent for the Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Shares is equal to or less than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Share on the payment date or (ii) 95% of the market price per Share on the payment date; or

(2)

If on the payment date the net asset value of the Shares is greater than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  27

Nicholas-Applegate International & Premium Strategy Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company; Formerly, Managing
Date of Birth: 7/12/39	Director, Royal Bank of Canada Capital Markets.
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2009 annual meeting of shareholders.
Trustee/Director of 48 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal
Date of Birth: 9/27/21	Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of
Trustee since: 2005	Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Term of office: Expected to stand for re-election
at 2009 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor	Retired; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Date of Birth: 9/17/34
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2011 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

William B. Ogden, IV	Asset Management Industry Consultant; Formerly, Managing Director, Investment
Date of Birth: 1/11/45	Banking Division of Citigroup Global Markets Inc.
Trustee since: 2006
Term of office: Expected to stand for election
at 2009 annual meeting of shareholders.
Trustee/Director of 48 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on
Date of Birth: 9/4/41	the New York Stock Exchange.
Trustee since: 2006
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Diana L. Taylor	Managing Director, Wolfensohn & Co., 2007-present; Superintendent of Banks,
Date of Birth: 2/16/55	State of New York, 2003-2007.
Trustee since: 2008
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 44 Funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation
of Sotheby’s

28  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

Nicholas-Applegate International & Premium Strategy Fund
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election
at 2009 annual meeting of shareholders.
Trustee/Director of 79 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc.

†

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member - Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statements of Additional Information, dated April 26, 2005, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

| 2.28.09 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  29

Nicholas-Applegate International & Premium Strategy Fund
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2005

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 81 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 81 funds in the Fund Complex and The Korea Fund, Inc.; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

30  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.09 |

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Trustees and Fund Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	Kathleen A. Chapman
Trustee	Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas,
New York, NY 10105
Sub-Adviser
Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, CA 92101
Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110
Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On July 31, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2.     CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $46,000 in 2008 and $50,000 in 2009.

b)	Audit-Related Fees. There were no audit-related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $12,500 in 2008 and $13,125 in 2009 . These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the InvestmentCompany Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $487,892 and the 2009 Reporting Period was $348,185.

h)
Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.

ITEM 6.     SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate International & Premium Strategy Fund (NAI)
(the “Trust”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC ("NACM")

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines"), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM's fiduciary duties to its clients and protect and enhance its clients' economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM's normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders' ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC ("Glass Lewis"), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis' recommendation if NACM reasonably determines that to do so is in its clients' best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM's Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients' proxies due to cost or other factors.

ITEM 8

(a)(1) Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or the “Investment Adviser”)

As of May 6, 2009, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate International & Premium Strategy Fund (NAI):

Steven Tael, Ph.D., CFA
Vice President, Portfolio Manager, Systematic
Steven Tael has been a portfolio manager since March 2006. Mr. Tael joined Nicholas-Applegate in 2005 and is a member of the Global Systematic Large Cap Team. Previously, he worked at Mellon Capital Management in San Francisco, where he was a research analyst in the area of investment research. His experience spans quantitative model building, model production and portfolio management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. Mr. Tael has a Ph.D. in applied mathematics and statistics from State University of New York, Stony Brook, and a B.S. and M.A. in mathematics from the University of California, Santa Barbara. He has thirteen years of relevant experience.

Kunal Ghosh
Senior Vice President, Portfolio Manager, Systematic
Kunal Ghosh has been a portfolio manager since July 2006. Mr. Ghosh joined the firm in 2006 and is a member of the Global Systematic Large Cap Team. Prior to joining the firm, Mr. Ghosh was a research associate and then portfolio manager for Barclays Global Investors. His experience includes building and implementing models for portfolio management. Before that, he was a quantitative analyst for the Cayuga Hedge Fund. Mr. Ghosh earned his M.B.A. in finance from Cornell University, his M.S. in material engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has six years of relevant experience.

Michael E. Yee
Senior Vice President
Michael Yee has been a portfolio manager since November 2008 portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Mr. Yee was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining the firm in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has fifteen years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of February 28, 2009 including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Steven	11	$429.7	47	$719.5	6	$516.9
Tael, PhD,
CFA*
Kunal	11	$429.7	47	$719.5	6	$519.9
Ghosh*
Michael E.	8	$2,288.5	10	$923.3	6	$613.8
Yee**

*Performance based fees for five accounts totaling $393 million
**Performance based fees for two accounts totaling $338.1 million

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

(a) (3)

Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance
Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to benchmarks and peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our compensation competitive with industry norms.

Long-Term Incentive Plan
A Long-Term Incentive Plan provides rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership
In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

NACM

The following information is provided as of February 28, 2009.

PM Ownership
Steven Tael	$1- $10, 000
Kunal Ghosh	$1 - $10,000
Michael Yee	None

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES - NONE

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.      CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a -3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.     EXHIBITS

(a)(1) Exhibit 99.CODE ETH - Code of Ethics

(a)(2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Applegate
International & Premium Strategy Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date: May 6, 2009

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: May 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date: May 6, 2009

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: May 6, 2009